UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 23, 2024

DallasNews CORPORATION

(Exact name of registrant as specified in its charter)

Commission file number: 1-33741

Texas	38-3765318
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

P. O. Box 224866, Dallas, Texas 75222-4866	(214) 977-8869
(Address of principal executive offices, including zip code)	(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Series A Common Stock, $0.01 par value	DALN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On December 23, 2024, The Dallas Morning News, Inc. (“TDMN”), a Delaware corporation and a wholly-owned subsidiary of DallasNews Corporation, a Texas corporation, and 2201 Luna Road, LLC, a Texas limited liability company (the “Purchaser”), entered into a First Amendment to Purchase and Sale Agreement (the “Amendment”), which amends that certain Purchase and Sale Agreement, by and between TDMN and the Purchaser, dated December 16, 2024 (the “Sale Agreement”), with respect to the sale of the property located at 3900 Plano Parkway, Plano, Texas 75075, including the building that currently serves as TDMN’s print facility and the surrounding land (collectively, the “North Plant Property”).

As previously disclosed, the Sale Agreement provides for a customary inspection period with respect to the North Plant Property ending on January 17, 2025, and contemplates a closing date of February 1, 2025. The Amendment provides the Purchaser a one-time right to concurrently extend (i) the expiration of the inspection period to January 31, 2025, and (ii) the closing date to February 28, 2025, so long as, no later than 5:00 p.m. on January 17, 2025, the Purchaser (x) provides notice to TDMN of its election to exercise the extension right and (y) releases to TDMN $500,000 of the Purchaser’s deposit, which amount would cease to be a portion of the deposit, would be fully earned by TDMN and would be nonrefundable to the Purchaser except in certain limited circumstances involving a default by TDMN under the Sale Agreement.

The foregoing description of the Amendment is not complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	First Amendment to Purchase and Sale Agreement, dated December 23, 2024, by and between The Dallas Morning News, Inc. and 2201 Luna Road, LLC.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 30, 2024	DALLASNEWS CORPORATION

	By:	/s/ Catherine G. Collins
Catherine G. Collins
Chief Financial Officer